PAGE 1
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353
   T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153
       T. Rowe Price Limited-Term Bond Portfolio
       T. Rowe Price Prime Reserve Portfolio
   T. Rowe Price GNMA Fund, Inc. 033-01041/811-4441
   T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119
   T. Rowe Price New Income Fund, Inc. 002-48848/811-2396
   T. Rowe Price Prime Reserve Fund, Inc. 002-54926/811-2603
   T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894
   T. Rowe Price Short-Term U.S. Government Fund, Inc.
      033-42206/811-6386
   T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521
       Florida Insured Intermediate Tax-Free Fund
   T. Rowe Price Summit Funds, Inc. 033-50319/811-7093
       T. Rowe Price Summit Cash Reserves Fund
       T. Rowe Price Summit Limited-Term Bond Fund
       T. Rowe Price Summit GNMA Fund
   T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055
   T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.
      033-49117/811-7051
   T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860
       U.S. Treasury Intermediate Fund
       U.S. Treasury Long-Term Fund
       U.S. Treasury Money Fund
       _________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353
   T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153
       T. Rowe Price Limited-Term Bond Portfolio
       T. Rowe Price Prime Reserve Portfolio
   T. Rowe Price GNMA Fund, Inc. 033-01041/811-4441
   T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119
   T. Rowe Price New Income Fund, Inc. 002-48848/811-2396
   T. Rowe Price Prime Reserve Fund, Inc. 002-54926/811-2603
   T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894
   T. Rowe Price Short-Term U.S. Government Fund, Inc.
      033-42206/811-6386
   T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521
       Florida Insured Intermediate Tax-Free Fund
   T. Rowe Price Summit Funds, Inc. 033-50319/811-7093
       T. Rowe Price Summit Cash Reserves Fund
       T. Rowe Price Summit Limited-Term Bond Fund
       T. Rowe Price Summit GNMA Fund
   T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055
   T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.
      033-49117/811-7051
   T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860
       U.S. Treasury Intermediate Fund
       U.S. Treasury Long-Term Fund
       U.S. Treasury Money Fund
       _________________________________________________________________
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      _______________________________________________________
      2)    Aggregate number of securities to which transaction applies:
      ________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (1)
      ________________________________________________________
      4)    Proposed maximum aggregate value of transaction:
      ________________________________________________________
      5)    Total fee paid:
      ________________________________________________________
      [ ] Fee paid previously with preliminary materials.
      ________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:
      _______________________________________________________
      2)    Form, schedule, or Registration Statement no.:
      ________________________________________________________
      3)    Filing party:
      ________________________________________________________
      4)    Date filed:
      ________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Fixed Income Series, Inc., consisting of its series:
 T. Rowe Price Limited-Term Bond Portfolio
 T. Rowe Price Prime Reserve Portfolio
T. Rowe Price GNMA Fund
T. Rowe Price High Yield Fund., Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Prime Reserve Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price State Tax-Free Income Trust, consisting of one of its series:
 Florida Insured Intermediate Tax-Free Fund
T. Rowe Price Summit Funds, Inc.,
 consisting of its series:
 T. Rowe Price Summit Cash Reserves Fund
 T. Rowe Price Summit GNMA Fund
 T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.
T. Rowe Price U.S. Treasury Funds, Inc., consisting of its series:
 U.S. Treasury Intermediate Fund
 U.S. Treasury Long-Term Fund
 U.S. Treasury Money Fund

(Collectively the "funds" and,
individually, a "fund")

                                                       T. Rowe Price Funds
                                                       100 East Pratt Street
                                                       Baltimore, Maryland 21202

                                                       Patricia S. Butcher
                                                       Secretary


September 3, 1998

An annual meeting of shareholders of the funds, all Maryland corporations, with the exception of T. Rowe Price GNMA Fund and Florida Insured Intermediate Tax-Free Fund, which are Massachusetts business trusts, will be held on Thursday, October 15, 1998, at 8:30 a.m., eastern time, in the offices of the funds at 100 East Pratt Street, Baltimore, Maryland. The following matters will be acted upon at that time:

1. To elect seven trustees/directors to serve on the Board of each fund (except Florida Insured Intermediate Tax-Free Fund) until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

2. To ratify or reject the selection of the firm of PricewaterhouseCoopers LLP as the independent accountants for each fund's current fiscal year;


3. To approve or disapprove amending the investment objectives of Florida Insured Intermediate Tax-Free Fund and T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., to remove the requirement that each fund invest primarily (at least 65% of total assets) in insured bonds;

4. To approve or disapprove amending the Articles of Incorporation of T. Rowe Price New Income Fund, Inc., and T. Rowe Price Tax-Exempt Money Fund, Inc., to authorize creating different series and classes and to conform the provisions describing series and classes to those standard for other T. Rowe Price funds; and

5. To transact such other business as may properly come before the meeting and any adjournments thereof.

The shareholders of each fund will vote only on those proposals that apply to their fund(s). Only shareholders of record of common stock at the close of business on August 14, 1998, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. THE BOARDS OF THE FUNDS RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

PATRICIA S. BUTCHER


                            YOUR VOTE IS IMPORTANT
------------------------------------------------------------------------------

SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE
ACTED UPON BY USING ONE OF THE FOLLOWING THREE METHODS:

1. VOTE BY INTERNET.

 .    Read the proxy statement.

 .    Go to the proxy voting link (www.proxyweb.com)

 .    Enter the 14-digit control number found in the upper left corner of your proxy card.

 .    Follow the instructions using your proxy card as a guide.

2. VOTE BY TELEPHONE.

 .    Read the proxy statement.

 .    Call toll-free 1-888-221-0697

 .    Enter the 14-digit control number found in the upper left corner of your proxy card.

 .    Follow the recorded instructions using your proxy card as a guide.

3. VOTE BY MAIL.

 .    Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE
ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION.


------------------------------------------------------------------------------


                        T. ROWE PRICE FIXED INCOME FUNDS


               Annual Meeting of Shareholders -- October 15, 1998


                                PROXY STATEMENT



This document gives you information you need in order to vote on the matters coming before the annual meeting and is furnished in connection with the solicitation of proxies by the funds, all Maryland corporations, with the exception of the T. Rowe Price GNMA Fund and the Florida Insured Intermediate Tax-Free Fund, which are Massachusetts business trusts. If you have any questions, please feel free to call us toll free, 1-800-231-8432.


Who is asking for my vote?

The Boards of the funds have asked that you vote on the matters listed in the notice of annual meeting of shareholders. The votes will be formally counted at the annual meeting on Thursday, October 15, 1998, and if the annual meeting is adjourned, at any later meeting. You may vote in person at the annual meeting, by Internet, by telephone, or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting by Internet or telephone.


Who is eligible to vote?

Shareholders of record at the close of business on August 14, 1998, (the "RECORD DATE") are notified of the meeting and are entitled to vote. The notice of annual meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 3, 1998.

Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of August 14, 1998. Under Maryland and Massachusetts law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all;
(2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on July 22, 1998, the Boards of the funds, including the independent directors and trustees, unanimously approved submitting the following proposals:

PROPOSAL                                  FUNDS AFFECTED
------------------------------------------------------------------

1.  To elect seven directors/trustees     All funds except
 to the Board.                            Florida Insured
                                          Intermediate
                                          Tax-Free Fund
2.  To ratify the selection of the firm   All funds
 of PricewaterhouseCoopers LLP as
 independent accountants for each fund's
 current fiscal year.
3.  To approve the amendment of the       Florida Insured
 investment objectives of Florida         Intermediate Tax-Free
 Insured Intermediate Tax-Free Fund and   Fund and T. Rowe
 T. Rowe Price Tax-Free Insured           Price Tax-Free
 Intermediate Bond Fund, Inc., to remove  Insured Intermediate
 the requirement that each fund invest    Bond Fund, Inc., only
 primarily in insured bonds.
4.  To approve the amendment of the       T. Rowe Price New
 Articles of Incorporation of T. Rowe     Income Fund, Inc.,
 Price New Income Fund, Inc., and T.      and T. Rowe Price
 Rowe Price Tax-Exempt Money Fund, Inc.,  Tax-Exempt Money
 to authorize creating different series   Fund, Inc., only
 and classes and to conform the
 provisions describing series and
 classes to those standard
 for other T. Rowe Price funds.
5.  To transact such other business as    All funds
 may properly come before the meeting
 and any adjournments thereof.
------------------------------------------------------------------





How can I get more information about the funds?

A COPY OF EACH FUND'S MOST CURRENT ANNUAL AND SEMIANNUAL SHAREHOLDER REPORT WAS MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS FOR THE FUND'S FISCAL PERIOD-END. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT T. ROWE PRICE
BY CALLING 1-800-231-8432; WRITING TO 100 EAST PRATT STREET, BALTIMORE, MARYLAND 21202; OR VISITING OUR WEBSITE AT WWW.TROWEPRICE.COM. ALL COPIES ARE PROVIDED FREE OF CHARGE.


PROPOSAL NO. 1 -- ELECTION OF DIRECTORS AND TRUSTEES


ALL FUNDS (except Florida Insured Intermediate Tax-Free Fund)


Who are the nominees for director or trustee?

The Boards have proposed a slate of the seven persons listed in Table 1 for election as director or trustee, each to hold office until the next annual meeting (if any) or until his successor is duly elected and qualified. Each of the nominees is a member of the present Board of Trustees/Directors of each fund and has served in that capacity since originally elected.

A shareholder using the enclosed proxy card can vote for all or any of the nominees or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a trustee or director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Boards of the funds may recommend. There are no family relationships among these nominees.

Shareholders are being asked to elect the Board of Trustees/Directors of their respective fund(s) only.

Table 1  Nominees to Each Fund's Board of
Trustees/Directors
                                                                              All Other Price
Name, Date of Birth, Address,              Fund Shares Beneficially           Funds' Shares
Position on Fund Board, and                Owned, Directly or Indirectly,     Owned Directly
Principal Occupations/a/                   as of 6/30/98 /b/                  as of 6/30/98
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
*William T. Reynolds, 5/26/48              Corporate                              1,268,590
                                           Income                   3,174
100 E. Pratt Street, Baltimore, MD 21202
                                           High Yield                 882
Chairman of the Board or Director/
Trustee of the Funds                       Prime Reserve              451

Managing Director and Director, T. Rowe    Short-Term Bond         11,122
Price; Director, T. Rowe Price Fixed
Income Division, TRP Finance, Inc.;        Summit Cash             517,902
Officer and/or Director/Trustee of the     Reserves
36 T. Rowe Price Fixed Income and
Municipal Funds/Trusts; Officer of         Summit GNMA                681
Personal Strategy Funds and Tax-Efficient
Balanced Fund                              Summit Limited-Term      1,357
                                           Bond                    499,869

                                           Tax-Exempt Money        499,869

                                           U.S. Treasury Money      3,354

                                           Prime Reserve           13,616
                                           Portfolio
-----------------------------------------------------------------------------------------------
*James S. Riepe, 6/25/43                   Corporate Income        10,731         1,369,836

100 E. Pratt Street, Baltimore, MD 21202   High Yield               2,982

Director/Trustee of the Funds              Summit Cash
                                           Reserves                3,483,879
Vice Chairman of the Board and Managing
Director, T. Rowe Price; Chairman of the   Summit GNMA              2,304
Board, T. Rowe Price Investment Services,
Inc., T. Rowe Price Services, Inc., T.     Summit Limited-Term      4,586
Rowe Price Trust Company, T. Rowe Price    Bond
Retirement Plan Services, Inc.; Director,
Rowe Price-Fleming International, Inc.,    Tax-Exempt Money        1,602,675
and General Re Corporation; Officer
and/or Director/ Trustee of the 86 T.      U.S. Treasury Money     11,339
Rowe Price Funds/ Trusts
                                           Prime Reserve           2,161,336
                                           Portfolio
-----------------------------------------------------------------------------------------------
*M. David Testa, 4/22/44                   Corporate Income         5,189                181,191

100 E. Pratt Street, Baltimore, MD 21202   High Yield               1,442

Director/Trustee of the Funds              Summit Cash             1,416,730
                                           Reserves
Vice Chairman of the Board, Chief
Investment Officer, Managing Director, T.  Summit GNMA              1,114
Rowe Price; Chairman of the Board, Rowe
Price-Fleming International, Inc., Vice    Summit Limited-Term      2,218
President and Director, T. Rowe Price      Bond
Trust Company; Officer and/or
Director/Trustee of 85 of the T. Rowe      Tax-Exempt Money        775,002
Price Funds/Trusts
                                           U.S. Treasury Money      5,483

                                           Prime Reserve Portfolio 22,262
-----------------------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D., 3/16/32          High Yield                 122               212

2500 West North Avenue,                    Prime Reserve            1,404
Baltimore, MD 21216

Director/Trustee of the Funds

President, Coppin State College;
Director, Maryland Chamber of Commerce,
Provident Bank of Maryland;
Director/Trustee of the 36 T. Rowe Price
Fixed Income Funds/Trusts
-----------------------------------------------------------------------------------------------
Anthony W. Deering, 1/28/45                GNMA                       125            56,495

10275 Little Patuxent Parkway,             High Yield              16,870
Columbia, MD 21044
                                           New Income                 226
Director/Trustee of the Funds
                                           Prime Reserve              982
Director, Chairman of the Board,
President, and Chief Operating Officer,    Short-Term Bond            325
The Rouse Company, real estate
developers, Columbia, Maryland; Advisory   Tax-Exempt Money         2,996
Director, Kleinwort, Benson (North
America) Corporation, a registered         U.S. Treasury Money      1,164
broker-dealer; Director/ Trustee of the
49 T. Rowe Price Fixed Income and
International Funds/Trusts
-----------------------------------------------------------------------------------------------
F. Pierce Linaweaver, 8/22/34              Prime Reserve            6,468             1,356

Green Spring Station, 2360 West Joppa
Road, Suite 224, Lutherville, MD 21093

Director/Trustee of the Funds

President, F. Pierce Linaweaver &
Associates, Inc., Consulting
Environmental & Civil Engineers;
Director: Daft-McCune-Walker, Inc;
formerly, formerly Executive Vice
President, EA Engineering, Science, and
Technology, Inc., and President,
EA Engineering, Inc., Baltimore,
Maryland; Director/Trustee of the 36
T. Rowe Price Fixed Income Funds/Trusts
-----------------------------------------------------------------------------------------------
John G. Schreiber, 10/21/46                GNMA                                      93,287
                                                                   16,185
1115 East Illinois Road,                   High Yield
Lake Forest, IL 60045                                              21,524
                                           New Income
Director/Trustee of the Funds                                      17,382
                                           Prime Reserve
President, Schreiber Investments, Inc.,                            29,111
a real estate investment company;          Short-Term Bond
Director, JMB Realty Corporation,                                  29,297
AMLI Residential Properties Trust and      U.S. Treasury
Urban Shopping Centers, Inc.,              Long-Term               15,492
Host Marriott Corporation, Brickman
Holdings Corporation; Partner, Blackstone  U.S. Treasury           28,779
Real Estate Partners, L.P.;                Intermediate
Director/Trustee of the 36 T. Rowe Price
Fixed Income Funds/Trusts                  U.S. Treasury Money     128,732
-----------------------------------------------------------------------------------------------

* Nominees considered "interested persons" of T. Rowe Price.

/a/Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

/b/In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Reynolds, Riepe, and Testa in 2,277,475 shares of the funds which are owned by a wholly owned subsidiary of the funds' investment manager, T. Rowe Price, and also their proportionate interests in 158,838,851 shares of the funds owned by
 T. Rowe Price.


Table 2 sets forth the year each director/trustee was first elected to the fund.

Table 2  Year of Original Election to Each Fund's Board
T. Rowe Price
Fund            Burnett  Deering  Linaweaver  Schreiber  Reynolds  Riepe   Testa
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Corporate        1995     1995       1995       1995       1997    1995   1997
Income
---------------------------------------------------------------------------------
Fixed Income     1994     1994       1994       1994       1997    1994   1997
Series
---------------------------------------------------------------------------------
GNMA             1993     1985       1985       1992       1997    1985   1997
---------------------------------------------------------------------------------
High Yield       1993     1984       1984       1992       1997    1984   1997
---------------------------------------------------------------------------------
New Income       1993     1980       1983       1992       1997    1983   1997
---------------------------------------------------------------------------------
Prime Reserve    1993     1979       1980       1992       1995    1994   1997
---------------------------------------------------------------------------------
Short-Term       1993     1983       1983       1992       1997    1983   1997
Bond
---------------------------------------------------------------------------------
Short-Term       1993     1991       1991       1992       1997    1991   1997
U.S.
Government
---------------------------------------------------------------------------------
Summit Funds     1993     1993       1993       1993       1997    1993   1997
---------------------------------------------------------------------------------
Tax-Exempt       1993     1983       1983       1992       1991    1983   1997
Money
---------------------------------------------------------------------------------
Tax-Free         1993     1992       1992       1992       1994    1992   1997
Insured
Intermediate
Bond
---------------------------------------------------------------------------------
U.S. Treasury    1993     1989       1989       1992       1997    1989   1997
Funds
---------------------------------------------------------------------------------


Do the nominees have a stake in the funds?

The Boards of the funds believe it is important that each nominee for trustee and director have an investment in the T. Rowe Price funds. The nominees allocate their investments among the 86 T. Rowe Price funds based on their own investment objectives. Table 1 lists each nominee's investment in the funds as well as his total investment in all of the T. Rowe Price funds.


What are the primary responsibilities of each fund's Board members?

They are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The trustees/directors periodically review the performance, expenses, and service providers of the funds based on reports provided by T. Rowe Price personnel, auditors, and legal counsel.


How often does each fund's Board meet?

The Board of Trustees/Directors of the funds held five meetings during fiscal year 1997, and each director/trustee standing for reelection attended 75% or more of those meetings. The Boards of Trustees/ Directors have held three meetings so far during fiscal year 1998, and each director/trustee standing for reelection has attended all of the meetings with the exception of Mr. Deering, who has attended one meeting. Each Board currently has three committees, described in the following paragraphs.

The Executive Committee is authorized to assume all the powers of the Board to manage each fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated. If all nominees are elected, this committee will continue to consist of the interested trustees/directors of each fund, Messrs. Reynolds, Riepe, and Testa. The committee does not normally hold formal meetings.

The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors or trustees to fill vacancies on each fund's Board. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. Members of the Nominating Committee are Messrs. Burnett, Deering, Linaweaver, and Schreiber. They met informally during the last fiscal year, but the committee as such held no formal meetings.

The Joint Audit Committee includes at least one independent trustee/ director representing each of the T. Rowe Price funds. Messrs. Schreiber and Linaweaver, nominees of the funds, are members of the committee. The other members are Donald W. Dick, Jr., and Hubert D. Vos, independent directors of other T. Rowe Price funds. These directors also receive a fee of $1,000 for each committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds' operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Audit Committee met twice in 1997 and once so far in 1998. All members of the committee participated in the meetings.


What are the directors/trustees paid for their services to the funds?

Messrs. Reynolds, Riepe, and Testa are employed by, and thus are considered "interested persons" of, T. Rowe Price. Therefore, they are not entitled to compensation or benefits from the funds for their service as trustees/directors of the funds.


Messrs. Burnett, Deering, Linaweaver, and Schreiber are the independent, or noninterested, trustees/directors of the funds. Their trustees'/directors' fees are based on the following fee schedule applicable to all independent directors/trustees of the T. Rowe Price funds: an annual retainer of $65,000 per year for service on the Boards of the T. Rowe Price domestic funds, an additional annual retainer of $15,000 for service on the boards of the T. Rowe Price international funds, and a fee of $1,000 for each Audit Committee meeting attended. The Price fund group included 86 funds at June 30, 1998. The independent trustees/directors of the funds do not receive any pension or retirement benefits from the funds or T. Rowe Price.

Table 3 provides the independent trustees'/directors' accrued compensation for the most recently completed fiscal year of each fund and their total compensation for the period January 1, 1997, through December 31, 1997. The fund complex included 84 funds as of December 31, 1997. The fees are allocated to each fund under a formula which includes a base fee and a fee based on the net assets of each fund relative to the other funds.

Table 3  Compensation to Fund Trustees/Directors
Aggregate Compensation From T.                     Director/Trustee
Rowe Price Fund                 ---------------------------------------------------------
--------------------------------Black /a/  Burnett     Deering    Linaweaver   Schreiber
                                ---------------------------------------------------------

-----------------------------------------------------------------------------------------
Corporate Income                 $ 1,474    $ 1,474   $   1,193     $ 1,474     $ 1,474
-----------------------------------------------------------------------------------------
Fixed Income Series                1,037      1,037       1,006       1,037       1,037
-----------------------------------------------------------------------------------------
GNMA                               2,752      2,752       1,694       2,752       2,752
-----------------------------------------------------------------------------------------
High Yield                         3,630      3,630       2,037       3,630       3,630
-----------------------------------------------------------------------------------------
New Income                         4,205      4,205       2,265       4,205       4,205
-----------------------------------------------------------------------------------------
Prime Reserve                      8,713      8,713       4,057       8,713       8,713
-----------------------------------------------------------------------------------------
Short-Term Bond                    1,611      1,611       1,240       1,611       1,611
-----------------------------------------------------------------------------------------
Short-Term U.S. Government         1,340      1,340       1,140       1,340       1,340
-----------------------------------------------------------------------------------------
Summit Funds                       5,016      5,016       3,768       5,016       5,016
-----------------------------------------------------------------------------------------
Tax-Exempt Money                   2,973      2,973       1,763       2,973       2,973
-----------------------------------------------------------------------------------------
Tax-Free Insured Intermediate      1,166      1,166       1,057       1,166       1,166
Bond
-----------------------------------------------------------------------------------------
U.S. Treasury Intermediate      $  1,292      1,292       1,124       1,292       1,292
-----------------------------------------------------------------------------------------
U.S. Treasury Long-Term            2,412      2,412       1,559       2,412       2,412
-----------------------------------------------------------------------------------------
U.S. Treasury Money                1,383      1,383       1,157       1,383       1,383
-----------------------------------------------------------------------------------------
Total Compensation From Funds    $65,000    $65,000   $81,000 /b/   $66,000     $65,500
and Fund Complex
-----------------------------------------------------------------------------------------

/a/Mr. Black retired from his position with the funds on April 22, 1998.

/b/Mr. Deering also receives compensation for his service as a director of the international funds.


What vote is required to elect the trustees/directors?

For all funds other than the Fixed Income Series, the Summit Funds, and the U.S. Treasury Funds, each fund votes separately and a plurality of the votes of each fund cast at the meeting is sufficient to approve the election of a trustee/director of that fund. For the Fixed Income Series, the Summit Funds, and the U.S. Treasury Funds (each a "corporation"), each corporation votes separately but all funds of each corporation vote together. A plurality of the combined votes cast at the meeting by the shareholders of all funds of each corporation is sufficient to approve the election of a director of that corporation. THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE PROPOSED NOMINEES.


PROPOSAL NO. 2 -- SELECTION OF INDEPENDENT ACCOUNTANTS


All Funds

The selection by the Board of Trustees/Directors of the firm of PricewaterhouseCoopers LLP as the independent accountants for the funds for their current fiscal year is to be submitted for ratification or rejection by the shareholders at the annual meeting. The firm of PricewaterhouseCoopers LLP has served each fund as independent accountants since its inception. The independent accountants have advised the funds that they have no direct or material indirect financial interest in the funds. Representatives of the firm of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them. Table 4 lists the various fiscal year-ends for the funds.

Table 4  Fiscal Year-Ends
T. Rowe Price Fund                     Fiscal Year-End
----------------------------------------------------------

----------------------------------------------------------
Corporate Income                       May 31, 1999
----------------------------------------------------------
Fixed Income Series                    December 31, 1998
----------------------------------------------------------
Florida Insured Intermediate Tax-Free  February 28, 1999
----------------------------------------------------------
GNMA                                   May 31, 1999
----------------------------------------------------------
High Yield                             May 31, 1999
----------------------------------------------------------
New Income                             May 31, 1999
----------------------------------------------------------
Prime Reserve                          May 31, 1999
----------------------------------------------------------
Short-Term Bond                        May 31, 1999
----------------------------------------------------------
Short-Term U.S. Government             May 31, 1999
----------------------------------------------------------
Summit Funds                           October 31, 1998
----------------------------------------------------------
Tax-Exempt Money                       February 28, 1999
----------------------------------------------------------
Tax-Free Insured Intermediate Bond     February 28, 1999
----------------------------------------------------------
U.S. Treasury Funds                    May 31, 1999
----------------------------------------------------------


What vote is required to ratify the funds' independent accountants?

Each fund votes separately. Approval of the proposal requires an affirmative vote by a majority of the shares cast at the meeting of each fund in person or by proxy. THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


PROPOSAL NO. 3 -- AMENDMENT OF THE INVESTMENT OBJECTIVES OF FLORIDA INSURED INTERMEDIATE TAX-FREE FUND AND T. ROWE PRICE INSURED INTERMEDIATE BOND FUND, INC.

The directors/trustees of the Tax-Free Insured Intermediate Bond and Florida Insured Intermediate Funds recommend changing each fund's investment objective to remove the requirement that each fund seek to minimize credit risk by investing primarily in insured bonds. Additionally, the Florida Insured Intermediate Tax-Free Fund's objective would be revised to make it clear that the fund seeks to achieve its goal in a manner consistent with moderate price fluctuation.

Today, about 50% of new municipal bonds coming to market carry bond insurance compared with about 30% earlier in the decade when your funds began. As a result, even if the proposed change is approved, the funds are likely to continue holding a large number of insured bonds. The Board of Directors/Trustees believes you will be better served over time if your fund managers have more flexibility in selecting bonds for the portfolios while seeking to still maintain high overall credit quality for the portfolios.

As you no doubt know, diversification of assets typically reduces the volatility of a portfolio while increasing opportunities to enhance returns. Volatility is reduced because different types of bonds may respond differently to changes in interest rates and economic conditions, smoothing out the impact of such changes on a portfolio. Therefore, greater diversification in credit quality could reduce the portfolios' overall risk and may increase their long-term return potential.

A portfolio consisting primarily of insured bonds inhibits a manager's ability to capitalize on such opportunities for two main reasons. First, prices of insured bonds are affected mainly by interest rate changes, thereby increasing the portfolio's overall volatility. And second, by essentially eliminating differences in credit quality, insurance limits the ability of our managers to take full advantage of T. Rowe Price's extensive research resources -- for example, identifying bonds whose credit ratings seem likely to improve or that seem temporarily mispriced by the market.

Of course, it is always possible that a fund consisting primarily of insured bonds would have reduced volatility or experience fewer credit problems. The current and proposed investment objectives of each fund are set forth below:

FLORIDA INSURED INTERMEDIATE TAX-FREE FUND

 . CURRENT OBJECTIVE: To provide a high level of income exempt from federal income taxes while minimizing credit risk by investing primarily in insured Florida municipal bonds.

 . PROPOSED OBJECTIVE: To provide a high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in Florida municipal bonds.

TAX-FREE INSURED INTERMEDIATE BOND FUND

 . CURRENT OBJECTIVE: A high level of income exempt from federal income taxes consistent with moderate price fluctuation while minimizing credit risk by investing primarily in insured municipal securities.

 . PROPOSED OBJECTIVE: A high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in municipal securities.

If you approve this change in the funds' investment objectives, the Board of Directors/Trustees will remove the reference to insurance in their names to reflect their broader diversification. Their names would be the Tax-Free Intermediate Bond Fund and the Florida Intermediate Tax-Free Fund.


What vote is required to approve this amendment to each fund's investment objective?

Proposal No. 3 requires the affirmative vote of the lesser of (a) 67% of the shares present at the meeting of the fund in person or by proxy or (b) a majority of the fund's outstanding shares. THE BOARD OF DIRECTORS/ TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


PROPOSAL NO. 4 -- AMENDMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE CREATION OF SERIES AND CLASSES AND TO CONFORM THE PROVISIONS DESCRIBING SERIES AND CLASSES TO THOSE STANDARD FOR OTHER T. ROWE PRICE FUNDS


T. Rowe Price New Income Fund, Inc. T. Rowe Price Tax-Exempt Money Fund, Inc.

The Articles of Incorporation of the two funds listed above do not authorize their Boards to divide fund shares into series or classes. This proposal asks shareholders to approve or disapprove amending the Articles of Incorporation for each fund to permit the use of series or classes. The change would bring these charters in line with similar provisions in the charters of other T. Rowe Price funds.

These amendments would authorize each fund's Board to create separate series of shares. Each series would be its own "fund" and would represent an exclusive interest in a separate portfolio of securities. The amendments would also authorize each fund's Board of Directors to subdivide the shares (or any series if the common stock is divided into series) into classes with identical voting, dividend, and liquidation rights. Under the proposed amendments, shares of the classes could be subject to differing front-end loads, contingent deferred sales loads, expenses (including distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement), conversion rights, and class voting rights, to the extent permitted by Maryland law, the Investment Company Act of 1940, and the rules and regulations of the National Association of Securities Dealers, Inc. The proposed changes, if adopted, will have no effect on existing fund shareholders.

These amendments, if approved, would give the funds additional flexibility in two areas:

 . LEVELS OF SERVICE. The ability to create classes of shares would enable us to customize service levels for shareholders while allocating expenses associated with those services to those who elect to use them. For example, a separate class of Tax-Exempt Money Fund shares could be used as part of a cash management-type account offering a debit card and unlimited checkwriting. Investors desiring this type of account would purchase shares in the new class, which, in turn, would bear the expense of the services.

 . DISTRIBUTION OF SHARES. The various fee structures that can be used for different classes of shares could allow investors to choose the purchasing method best suited to their situation and, thus, attract shareholders to the fund. Generally, higher asset totals increase investment flexibility and can decrease some expenses due to economies of scale.

In addition, the potential to create share classes could help the funds competitively, since many of their peers have or are seeking similar authorization. For your reference, complete versions of the proposed Articles of Amendment for the funds are contained in Exhibits I and II.

We want to emphasize that neither fund's Board has any current intention of imposing sales loads or distribution expenses, and that any such action would require advance notice to shareholders and, in certain instances, shareholder approval.


What vote is required to approve this amendment to the funds' Articles of Incorporation?

Proposal No. 4 requires the affirmative vote of a majority of each fund's outstanding shares. THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING


What is the required quorum?

To hold the meeting, a majority of each fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the fund's shareholders.


How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposals. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO A PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.


Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. If a proposal must be approved by a percentage of votes cast on the proposal (proposals 1 and 2), abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund's outstanding shares (proposals 3 and 4), abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.


Can additional matters be acted upon at the annual meeting?

The management of the funds knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.


How can proxies be recorded?


You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Management Information Services Corp., who the funds have retained to tabulate the votes. In addition, the funds have arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

How can proxies be solicited, and who pays for the costs involved?

Directors, officers, or employees of the funds or of its investment manager, T. Rowe Price, may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The costs of the meeting, including the solicitation of proxies, will be paid by the funds. To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the funds may retain the services of a proxy solicitor to assist them in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

The approximate date on which this proxy statement and proxy card are first being mailed to shareholders is September 3, 1998.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the funds, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.


Are the funds required to hold annual meetings?

Under Maryland and Massachusetts law, the funds are not required to hold annual meetings. The Board of Trustees/Directors of each fund have determined that the funds will take advantage of these Maryland and Massachusetts law provisions to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials.

Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act unless the Boards determine otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by each fund's Board.


If a shareholder wishes to present a proposal to be included in the proxy statement for the next shareholder meeting, the proposal must be submitted in writing and received by Patricia S. Butcher, Secretary of the Funds, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the funds begin to print and mail their proxy materials.


GENERAL INFORMATION ABOUT THE FUNDS


Who are the funds' executive officers?


Table 5 lists the executive officers of the funds (other than the nominees for election as trustees/directors) and their positions with T. Rowe Price. Each executive officer has been an officer of T. Rowe Price and the funds for at least the last five years.


Table  5   Executive Officers of the Funds
Officer, Date of Birth         Position With Fund        Position With T. Rowe Price
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Corporate Income
-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Peter Van Dyke, 11/29/38       President                 Managing Director
-----------------------------------------------------------------------------------------
Robert M. Rubino, 8/2/53       Executive Vice President  Vice President
-----------------------------------------------------------------------------------------
Mark J. Vaselkiv, 7/22/58      Executive Vice President  Vice President
-----------------------------------------------------------------------------------------
Fixed Income Series
-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Peter Van Dyke, 11/29/38       President                 Managing Director
-----------------------------------------------------------------------------------------
Edward A. Wiese, 4/12/59       Executive Vice President  Vice President
-----------------------------------------------------------------------------------------
GNMA

-----------------------------------------------------------------------------------------
Peter Van Dyke, 11/29/38       President                 Managing Director
-----------------------------------------------------------------------------------------
High Yield

-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Mark J. Vaselkiv, 7/22/58      President                 Vice President
-----------------------------------------------------------------------------------------
New Income

-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Peter Van Dyke, 11/29/38       President                 Managing Director
-----------------------------------------------------------------------------------------
Robert M. Rubino, 8/2/53       Executive Vice President  Vice President
-----------------------------------------------------------------------------------------
Prime Reserve
-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Edward A. Wiese, 4/12/59       President                 Vice President
-----------------------------------------------------------------------------------------
Robert P. Campbell, 1/31/56    Executive Vice President  Vice President
-----------------------------------------------------------------------------------------
James M. McDonald, 9/29/49     Executive Vice President  Vice President
-----------------------------------------------------------------------------------------
Short-Term Bond

-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Edward A. Wiese, 4/12/59       President                 Vice President
-----------------------------------------------------------------------------------------
Short-Term U.S. Government
-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Peter Van Dyke, 11/29/38       President                 Managing Director
-----------------------------------------------------------------------------------------
Heather R. Landon, 7/8/54      Executive Vice President  Vice President
-----------------------------------------------------------------------------------------
State Tax-Free Income Trust
-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Mary J. Miller, 7/19/55        President                 Managing Director
-----------------------------------------------------------------------------------------
Summit Funds
-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Peter Van Dyke, 11/29/38       President                 Managing Director
-----------------------------------------------------------------------------------------
Edward A. Wiese, 4/12/59       Executive Vice President  Vice President
-----------------------------------------------------------------------------------------
Tax-Exempt Money
-----------------------------------------------------------------------------------------
William T. Reynolds, 5/26/48   Chairman of the Board     Managing Director and Director
-----------------------------------------------------------------------------------------
Patrice Berchtenbreiter Ely,   President                 Vice President
1/13/53
-----------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond
-----------------------------------------------------------------------------------------
Charles B. Hill, 9/22/61       President                 Vice President
-----------------------------------------------------------------------------------------
Mary J. Miller, 7/19/55        Executive Vice President  Managing Director
-----------------------------------------------------------------------------------------
U.S. Treasury Funds
-----------------------------------------------------------------------------------------
Peter Van Dyke, 11/29/38       President                 Managing Director
-----------------------------------------------------------------------------------------
Charles P. Smith, 12/4/43      Executive Vice President  Managing Director
-----------------------------------------------------------------------------------------
Edward A. Wiese, 4/12/59       Executive Vice President  Vice President
-----------------------------------------------------------------------------------------



Who is the investment adviser and principal underwriter to each fund?

T. Rowe Price serves as the investment adviser and principal underwriter to each of the funds covered in this proxy statement. The funds have an underwriting agreement with T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES") and a transfer agency agreement with T. Rowe Price Services, Inc. ("PRICE SERVICES"). The address of T. Rowe Price and Investment Services is 100 East Pratt Street, Baltimore, Maryland 21202, and the address of Price Services is 10090 Red Run Boulevard, Owings Mills, Maryland 21117. Each is a wholly owned subsidiary of T. Rowe Price.


What is the share ownership of each fund?


Table 6 presents the shares of the capital stock of each fund outstanding as of June 30, 1998.

Table 6  Outstanding Shares of Capital Stock
                                                        Outstanding Shares of
T. Rowe Price Fund                                          Capital Stock
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Corporate Income                                                4,585,815
-------------------------------------------------------------------------------
Limited-Term Bond Portfolio                                     6,877,450
-------------------------------------------------------------------------------
Prime Reserve Portfolio                                        15,069,637
-------------------------------------------------------------------------------
GNMA                                                          118,753,006
-------------------------------------------------------------------------------
High Yield                                                    197,005,028
-------------------------------------------------------------------------------
New Income                                                    230,415,498
-------------------------------------------------------------------------------
Prime Reserve                                               4,832,105,410
-------------------------------------------------------------------------------
Short-Term Bond                                                69,055,367
-------------------------------------------------------------------------------
Short-Term U.S. Government                                     23,719,645
-------------------------------------------------------------------------------
State Tax-Free Income Trust - Florida Insured                   8,090,276
Intermediate
-------------------------------------------------------------------------------
Summit Cash Reserves                                        1,511,352,459
-------------------------------------------------------------------------------
Summit Limited-Term Bond                                        7,875,298
-------------------------------------------------------------------------------
Summit GNMA                                                     4,205,282
-------------------------------------------------------------------------------
Tax-Exempt Money                                              728,194,314
-------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond                             10,092,020
-------------------------------------------------------------------------------
U.S. Treasury Intermediate                                     38,562,915
-------------------------------------------------------------------------------
U.S. Treasury Long-Term                                        24,423,089
-------------------------------------------------------------------------------
U.S. Treasury Money                                           850,363,453
-------------------------------------------------------------------------------



Who are the principal holders of each fund's shares?

Table 7 sets forth the persons owning more than 5% of each fund's outstanding common stock as of June 30, 1998.

Table 7  Beneficial Ownership of Fund Shares
Fund Name                  Owner                                   % Ownership
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
GNMA                       Yachtcrew & Co., c/o T. Rowe Price          39%
                           Assoc., 100 E. Pratt St., Baltimore,
                           MD 21202
-------------------------------------------------------------------------------
High Yield Bond            Yachtcrew & Co., c/o T. Rowe Price           26
                           Assoc., 100 E. Pratt St., Baltimore,
                           MD 21202
-------------------------------------------------------------------------------
Limited-Term Bond          Security Benefit Life Insurance Co.,         24
Portfolio                  Attn.: Mark Young, 700 SW Harrison
                           St., Topeka, KS 66636-0002
                           ----------------------------------------------------
                           United of Omaha-Series V, Attn.: John        65
                           Martin, Corp. General Ledger, Mutual
---------------------------of Omaha Plaza, Omaha, NE 68175
                           ----------------------------------------------------
New Income                 Yachtcrew & Co., c/o T. Rowe Price           34
                           Assoc., 100 E. Pratt St., Baltimore,
                           MD 21202
-------------------------------------------------------------------------------
Prime Reserve Portfolio    Security Benefit Life Insurance Co.,         78
                           Attn.: Mark Young, 700 SW Harrison
                           St., Topeka, KS 66636-0002
                           ----------------------------------------------------
                           First Security Benefit Life & Annuity         6
                           Company of New York, Attn.: Mark
                           Young, 700 SW Harrison St., Topeka,
---------------------------KS 66636-0002
                           ----------------------------------------------------
U.S. Treasury              First American Trust Co., Managed             6
Intermediate               Omnibus, 421 N. Main St., Santa Ana,
                           CA 92701-4699
-------------------------------------------------------------------------------
U.S. Treasury Long-Term    Yachtcrew & Co., c/o T. Rowe Price           60
                           Assoc., 100 E. Pratt St., Baltimore,
                           MD 21202
-------------------------------------------------------------------------------


As of June 30, 1998, the executive officers and trustees/directors of each fund, as a group, beneficially owned, directly or indirectly, 11,500,278 shares, representing less than 1% of each fund's outstanding stock. More detailed information on the share ownership of the fund's management is provided in Table 8.

Table 8  Security Ownership of Management
Name of Fund, Name of Beneficial Owner and    Amount and Nature of Beneficial
Position With Fund                           Ownership as of June 30, 1998/ a/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
All Funds
-------------------------------------------------------------------------------
Calvin W. Burnett - Trustee/Director                         1,526
-------------------------------------------------------------------------------
Anthony W. Deering - Trustee/Director                       22,688
-------------------------------------------------------------------------------
F. Pierce Linaweaver - Trustee/Director                      6,468
-------------------------------------------------------------------------------
William T. Reynolds - Trustee/Director                   1,052,408
-------------------------------------------------------------------------------
James S. Riepe - Trustee/Director                        7,279,832
-------------------------------------------------------------------------------
John G. Schreiber - Trustee/Director                       286,502
-------------------------------------------------------------------------------
M. David Testa - Trustee/Director                        2,229,440
-------------------------------------------------------------------------------
Prime Reserve
-------------------------------------------------------------------------------
Edward A. Wiese, President                                   4,472
-------------------------------------------------------------------------------
Robert P. Campbell, Executive Vice                           2,931
President
-------------------------------------------------------------------------------
James M. McDonald, Executive Vice                           26,905
President
-------------------------------------------------------------------------------
Summit Funds
-------------------------------------------------------------------------------
Peter Van Dyke, President                                  545,122
-------------------------------------------------------------------------------
Tax-Exempt Money
-------------------------------------------------------------------------------
Patrice L. Berchtenbreiter Ely, President                   41,984
-------------------------------------------------------------------------------
Management as a Group                                   11,500,278
-------------------------------------------------------------------------------


/a/   All securities listed represent ownership in shares of common stock.


INFORMATION ABOUT T. ROWE PRICE


Who are the directors of T. Rowe Price?

The funds' investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George A. Roche who together with Messrs. Reynolds, Riepe, and Testa, James E. Halbkat, Jr., Henry H. Hopkins, James A. C. Kennedy III, John H. Laporte, Richard L. Menschel, Brian C. Rogers, John W. Rosenblum, Robert L. Strickland, Philip C. Walsh, and Anne Marie Whittemore constitute its Board of Directors.

The address of each of these persons, with the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, Walsh, and Mrs. Whittemore, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, Walsh, and Mrs. Whittemore, all are employed by
T. Rowe Price.

Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond and a director of: Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer; and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Richmond, Virginia 23173.

Mr. Strickland retired as Chairman of Lowe's Companies, Inc., as of January 31, 1998. He is a director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado and director of Piedmont Mining Company, Inc., in Charlotte, North Carolina. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

TRANSACTIONS IN T. ROWE PRICE STOCK


The following information pertains to transactions involving common stock of T. Rowe Price, par value $0.20 per share ("STOCK"), during the period January 1, 1997, through December 31, 1997. On April 30, 1998, the company split the shares 2-for-1. All share data in this section has been adjusted to reflect this stock split. There were no transactions during the period by any director/trustee or officer of the funds, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the funds.

During the period, certain employees exercised their options for a total of 3,653,090 shares of stock at an average price $27.96 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate (including dividends reinvested) of 97,676.472 shares of stock at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

T. Rowe Price's Board of Directors has approved the repurchase of shares of its stock in the open market. During 1997, T. Rowe Price purchased 460,000 shares of stock under this plan, leaving 4,940,000 shares of stock authorized for future repurchase at December 31, 1997.

During the period, T. Rowe Price issued 2,600,796 common stock options with an average exercise price of $31.16 per share to certain employees and directors under terms of the 1990, 1993, and 1996 Stock Incentive Plans and the 1995 Director Stock Option Plan.


EXHIBIT I

                      T. ROWE PRICE NEW INCOME FUND, INC.
                      -----------------------------------

                             ARTICLES OF AMENDMENT
                             ---------------------


  T. Rowe Price New Income Fund, Inc., a Maryland corporation, having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

  FIRST:  The Charter of the Corporation is hereby amended by deleting in its
  -----
entirety Articles FIFTH and SEVENTH of the Articles of Incorporation and substituting in lieu thereof the following:

  FIFTH: (a) The total number of shares of stock of all classes and series which the Corporation shall have the authority to issue is Three Hundred Million (300,000,000) shares of capital stock of the par value of One Dollar ($1.00) each, and of the aggregate par value of Three Hundred Million Dollars ($300,000,000). All of such shares are classified as "COMMON STOCK" of the "T. ROWE PRICE NEW INCOME" series. The Board of Directors may classify and reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

  (b)
The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock classified as the "T. ROWE PRICE NEW INCOME" series and any additional series of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional series at the time it is established and designated):

     (1)ASSETS BELONGING TO SERIES. All consideration received by the Corporation from the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any General Items allocated to that series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "GENERAL ITEMS"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

     (2)
        LIABILITIES OF SERIES. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a series are herein referred to collectively as "liabilities of" that series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

     (3)
        DIVIDENDS AND DISTRIBUTIONS. Dividends and capital gains distributions on shares of a particular series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that series. All dividends on shares of a particular series shall be paid only out of the income belonging to that series and all capital gains distributions on shares of a particular series shall be paid only out of the capital gains belonging to that series. All dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure. Dividends and distributions may be paid in cash, property or additional shares of the same or another series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by shareholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

     (4)
        VOTING. On each matter submitted to a vote of the shareholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the series thereof, and all shares of all series shall vote as a single class ("SINGLE CLASS VOTING"); provided, however, that (i) as to any matter with respect to which a separate vote of any series is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more series, then, subject to (iii) below, the shares of all other series shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series, including liquidation of another series as described in subsection (7) below, only the holders of shares of the one or more affected series shall be entitled to vote.

     (5)
        REDEMPTION BY SHAREHOLDERS. Each holder of shares of a particular series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of that series, at a redemption price per share equal to the net asset value per share of that series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion and disclosed in the current Prospectus or Statement of Additional Information for the Corporation. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any series to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the Investment Company Act.

     (6)REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of any series from a holder (i) if the Board of Directors of the Corporation determines in its sole discretion that failure to so redeem such shares may have materially adverse consequences to the holders of shares of the Corporation or any series, or (ii) upon such other conditions with respect to the maintenance of shareholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion and disclosed in the Prospectus or Statement of Additional Information for the Corporation.

     (7)
        LIQUIDATION. In the event of the liquidation of a particular series, the shareholders of the series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities of that series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding voting securities of that series, as defined in the Investment Company Act, and without the vote of the holders of shares of any other series. The liquidation of a particular series may be accomplished, in whole or in part, by the transfer of assets of such series to another series or by the exchange of shares of such series for the shares of another series.

     (8)
        NET ASSET VALUE PER SHARE. The net asset value per share of any series shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities of that series) by the total number of shares of that series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

        The Board of Directors may determine to maintain the net asset value per share of any series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the Investment Company Act for the continuing declaration of income attributable to that series as dividends and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to that series his pro rata portion of the total number of shares required to be canceled in order to permit the net asset value per share of that series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Corporation shall be deemed to have agreed, by his investment in any series with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

     (9)CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any series shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors and as disclosed in the Corporation's current Prospectus or Statement of Additional Information.

  (c)
The shares of Common Stock of the Corporation, or of any series of Common Stock of the Corporation to the extent such Common Stock is divided into series, may be further subdivided into classes (which may, for convenience of reference, be referred by a term other than "class"). Unless otherwise provided in the Articles Supplementary establishing such classes, all such shares, or all shares of a series of Common Stock in a series, shall have identical voting, dividend, and liquidation rights. Shares of the classes shall also be subject to such front-end sales loads, contingent deferred sales charges, expenses (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated), conversion rights, and class voting rights as shall be consistent with Maryland law, the Investment Company Act of 1940, and the rules and regulations of the National Association of Securities Dealers and shall be contained in Articles Supplementary establishing such classes.

  (d)For the purposes hereof and of any articles supplementary to the charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

     (1)prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

     (2)
        on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

     (3)junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

  (e)
Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end management investment company under the Investment Company Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

  (f)
The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares, where the context does not clearly indicate that only full shares are intended.

  (g)
The Corporation shall not be obligated to issue certificates representing shares of any class or series of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the shareholder with such information as may be required under the Maryland General Corporation Law.

  SEVENTH: (a) The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors and shareholders:

     (1)
        The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the shareholders.

     (2)
        No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

     (3)The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the shareholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

     (4)
        Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes and series of capital stock or of the total number of shares of any class or series of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation.

     (5)The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise.

  (b)
The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

  SECOND:  The amendment does not change the outstanding capital stock of the
  ------
Corporation or the aggregate par value thereof.

  THIRD:  The Board of Directors of the Corporation declared these Articles to
  -----
be advisable and adopted them at a meeting of the Board of Directors held on July 22, 1998. The Board of Directors then recommended that these Amendments to the Articles be submitted to the stockholders for approval.

  FOURTH: At a meeting of the stockholders held on October 15, 1998, the
  ------
Corporation's Common Stock, the only class of capital stock of the Corporation entitled to vote, adopted and approved these Articles of Amendment.

  FIFTH: The foregoing amendment shall be effective as of 12:01 a.m. on October
  ------
__, 1998.



  IN WITNESS WHEREOF, T. ROWE PRICE NEW INCOME FUND, INC., has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President, and witnessed by its Secretary, on October __, 1998, and its Vice President acknowledges under penalties of perjury that these Articles of Amendment are the corporate act of the Corporation and that to the best of his knowledge, information, and belief, these matters and facts set forth herein with respect to the authorization and approval thereof, are true in all material respects.


                               T. ROWE PRICE NEW INCOME FUND, INC.



                             By: ___________________________

                                 Henry H. Hopkins, Vice President



ATTEST:



________________________

Patricia S. Butcher, Secretary


EXHIBIT II

                   T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                   -----------------------------------------

                             ARTICLES OF AMENDMENT
                             ---------------------


  T. Rowe Price Tax-Exempt Money Fund, Inc., a Maryland corporation, having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

  FIRST:  The Charter of the Corporation is hereby amended by deleting in its
  -----
entirety Articles FIFTH and SEVENTH of the Articles of Incorporation and substituting in lieu thereof the following:

  FIFTH: (a) The total number of shares of stock of all classes and series which the Corporation shall have the authority to issue is Five Billion (5,000,000,000) shares of capital stock of the par value of One Cent ($0.01) per share, and of the aggregate par value of Fifty Million Dollars ($50,000,000). All of such shares are classified as "COMMON STOCK" of the "T. ROWE PRICE TAX-EXEMPT MONEY" series. The Board of Directors may classify and reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

  (b)
The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock classified as the "T. ROWE PRICE TAX-EXEMPT MONEY" series and any additional series of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional series at the time it is established and designated):

     (1)ASSETS BELONGING TO SERIES. All consideration received by the Corporation from the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any General Items allocated to that series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "GENERAL ITEMS"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

     (2)
        LIABILITIES OF SERIES. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a series are herein referred to collectively as "liabilities of" that series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

     (3)
        DIVIDENDS AND DISTRIBUTIONS. Dividends and capital gains distributions on shares of a particular series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that series. All dividends on shares of a particular series shall be paid only out of the income belonging to that series and all capital gains distributions on shares of a particular series shall be paid only out of the capital gains belonging to that series. All dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure. Dividends and distributions may be paid in cash, property or additional shares of the same or another series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by shareholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

     (4)
        VOTING. On each matter submitted to a vote of the shareholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the series thereof, and all shares of all series shall vote as a single class ("SINGLE CLASS VOTING"); provided, however, that (i) as to any matter with respect to which a separate vote of any series is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more series, then, subject to (iii) below, the shares of all other series shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series, including liquidation of another series as described in subsection (7) below, only the holders of shares of the one or more affected series shall be entitled to vote.

     (5)
        REDEMPTION BY SHAREHOLDERS. Each holder of shares of a particular series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of that series, at a redemption price per share equal to the net asset value per share of that series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion and disclosed in the current Prospectus or Statement of Additional Information for the Corporation. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any series to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the Investment Company Act.

     (6)REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of any series from a holder (i) if the Board of Directors of the Corporation determines in its sole discretion that failure to so redeem such shares may have materially adverse consequences to the holders of shares of the Corporation or any series, or (ii) upon such other conditions with respect to the maintenance of shareholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion and disclosed in the Prospectus or Statement of Additional Information for the Corporation.

     (7)
        LIQUIDATION. In the event of the liquidation of a particular series, the shareholders of the series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities of that series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding voting securities of that series, as defined in the Investment Company Act, and without the vote of the holders of shares of any other series. The liquidation of a particular series may be accomplished, in whole or in part, by the transfer of assets of such series to another series or by the exchange of shares of such series for the shares of another series.

     (8)
        NET ASSET VALUE PER SHARE. The net asset value per share of any series shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities of that series) by the total number of shares of that series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

        The Board of Directors may determine to maintain the net asset value per share of any series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the Investment Company Act for the continuing declaration of income attributable to that series as dividends and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to that series his pro rata portion of the total number of shares required to be canceled in order to permit the net asset value per share of that series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Corporation shall be deemed to have agreed, by his investment in any series with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

     (9)CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any series shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors and as disclosed in the Corporation's current Prospectus or Statement of Additional Information.

  (c)
The shares of Common Stock of the Corporation, or of any series of Common Stock of the Corporation to the extent such Common Stock is divided into series, may be further subdivided into classes (which may, for convenience of reference, be referred by a term other than "class"). Unless otherwise provided in the Articles Supplementary establishing such classes, all such shares, or all shares of a series of Common Stock in a series, shall have identical voting, dividend, and liquidation rights. Shares of the classes shall also be subject to such front-end sales loads, contingent deferred sales charges, expenses (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated), conversion rights, and class voting rights as shall be consistent with Maryland law, the Investment Company Act of 1940, and the rules and regulations of the National Association of Securities Dealers and shall be contained in Articles Supplementary establishing such classes.

  (d)For the purposes hereof and of any articles supplementary to the charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

     (1)prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

     (2)
        on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

     (3)junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

  (e)
Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end management investment company under the Investment Company Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

  (f)
The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares, where the context does not clearly indicate that only full shares are intended.

  (g)
The Corporation shall not be obligated to issue certificates representing shares of any class or series of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the shareholder with such information as may be required under the Maryland General Corporation Law.

  SEVENTH: (a) The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors and shareholders:

     (1)
        The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the shareholders.

     (2)
        No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

     (3)The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the shareholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

     (4)
        Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes and series of capital stock or of the total number of shares of any class or series of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation.

     (5)The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise.

  (b)
The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

  SECOND:  The amendment does not change the outstanding capital stock of the
  ------
Corporation or the aggregate par value thereof.

  THIRD:  The Board of Directors of the Corporation declared these Articles to
  -----
be advisable and adopted them at a meeting of the Board of Directors held on July 22, 1998. The Board of Directors then recommended that these Amendments to the Articles be submitted to the stockholders for approval.

  FOURTH: At a meeting of the stockholders held on October 15, 1998, the
  ------
Corporation's Common Stock, the only class of capital stock of the Corporation entitled to vote, adopted and approved these Articles of Amendment.

  FIFTH: The foregoing amendment shall be effective as of 12:01 a.m. on October
  ------
__, 1998.



  IN WITNESS WHEREOF, T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC., has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President, and witnessed by its Secretary, on October __, 1998, and its Vice President acknowledges under penalties of perjury that these Articles of Amendment are the corporate act of the Corporation and that to the best of his knowledge, information, and belief, these matters and facts set forth herein with respect to the authorization and approval thereof, are true in all material respects.



                      T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.



                 By: ___________________________

                       Henry H. Hopkins, Vice President



ATTEST:



________________________

Patricia S. Butcher, Secretary

Proxy Information

This proxy material concerns the following T. Rowe Price Funds

Florida Insured Intermediate Tax-Free Fund
Tax-Free Insured Intermediate Bond Fund




Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of the T. Rowe Price Fixed Income Funds on Thursday, October 15, 1998. Several important issues affecting your funds will be on the agenda, and we ask you to read the enclosed information carefully and register your vote.


The directors and management of the Tax-Free Insured Intermediate Bond and Florida Insured Intermediate Tax-Free Funds recommend a change in each fund's investment objective, specifically, removing the requirement that each fund seek to minimize credit risk by investing primarily (at least 65% of assets) in insured bonds.

About 50% of new municipal bonds coming to market today carry bond insurance, compared with about 30% earlier in the decade when your funds began. As a result, even if the proposed change is approved, the funds are likely to continue holding a large number of insured bonds. Nevertheless, we believe you will be better served over time if your fund managers have more flexibility in selecting bonds, while seeking to still maintain high overall credit quality, for the following reasons:

 . REDUCED VOLATILITY. As you no doubt know, diversification of assets typically reduces the volatility of a portfolio while increasing opportunities to enhance returns. Volatility is reduced because different types of bonds may respond differently to changes in interest rates and economic conditions, smoothing out the impact of such changes on a portfolio. Therefore, greater diversification in credit quality could reduce the portfolios' overall risk and may increase their long-term return potential.

 . INCREASED OPPORTUNITIES. A portfolio consisting primarily of insured bonds inhibits a manager's ability to capitalize on diversification opportunities for two main reasons. First, insured bonds are generally more sensitive than uninsured bonds to interest rate changes, thereby increasing the portfolio's overall volatility. Second, by essentially eliminating differences in credit quality, insurance limits our efforts to take full advantage of T. Rowe Price's extensive research resources -- for example, identifying bonds whose credit ratings are likely to improve or that seem undervalued by the market.

If you approve this change in the funds' investment programs, the directors will remove the reference to insurance in their names to reflect their broader diversification. Their names would become the Tax-Free Intermediate Bond Fund and the Florida Intermediate Tax-Free Fund.

Shareholders of both funds will also be voting on the selection of independent accountants, and shareholders of the Tax-Free Insured Intermediate Bond Fund will be voting on the election of directors. Your vote is important on all proposals, which are explained in detail in the following pages.

Instructions on how to vote by mail, by telephone, or through the Internet are contained on the enclosed card. If you have any questions, please call us at 1-800-225-5132. YOUR VOTE IS EXTREMELY IMPORTANT.

Sincerely,

/s/James S. Riepe
James S. Riepe


Vice Chairman of the Board
T. Rowe Price Associates, Inc.




Invest With Confidence
T. Rowe Price
Ram Logo

Proxy Information

This proxy material concerns the following T. Rowe Price Funds

Corporate Income Fund
GNMA Fund
High Yield Fund
New Income Fund
Prime Reserve Fund
Short-Term Bond Fund
Short-Term U.S. Government Fund
Summit Cash Reserves Fund
Summit GNMA Fund
Summit Limited-Term Bond Fund
Tax-Exempt Money Fund
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund
Limited-Term Bond Portfolio
Prime Reserve Portfolio

Dear Shareholder:


You are cordially invited to attend the Annual Meeting of Shareholders of the T. Rowe Price Fixed Income Funds on Thursday, October 15, 1998. Several important issues affecting your funds will be on the agenda, and we ask you to read the enclosed information carefully and register your vote.

The funds are holding shareholder meetings in 1998 to elect directors and trustees, and to ratify the selection of independent accountants. In addition, the directors of the New Income and Tax-Exempt Money Funds recommend conforming their charters to those of other T. Rowe Price funds by changing their charters to permit the creation of series and classes of shares for those funds. These provisions would enable us to provide additional services for investors who want them, and to allocate expenses accordingly.

For example: A new class of shares in Tax-Exempt Money Fund could allow the fund to offer cash management services, including a debit card and checkwriting privileges, with additional expenses paid by shareholders who use those services rather than by existing shareholders.

Your fund's managers and directors believe you will be better served over time by voting for these amendments. Since most of the proposals are common to all of the funds, we have combined our discussion into a single proxy statement to reduce fund expenses. If you own more than one fund, the combined proxy will also save you the time of reading more than one document. Please note, however, that if you own more than one fund, you must vote on a separate card for each fund.

We realize that it may be difficult for you to attend the meeting and vote your shares in person. HOWEVER, WE DO NEED YOUR VOTE. YOU CAN VOTE BY MAIL, TELEPHONE, OR THROUGH THE INTERNET, AS EXPLAINED ON THE ENCLOSED PROXY CARD. By voting promptly, you help the funds avoid the expense of additional mailings. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person if you wish.

If you would like additional information concerning the matters proposed for action at the meeting, please call us at 1-800-225-5132. Remember, this is your opportunity to voice your opinion on matters affecting the funds. YOUR PARTICIPATION IS EXTREMELY IMPORTANT.

Sincerely,

/s/James S. Riepe
James S. Riepe


Vice Chairman of the Board
T. Rowe Price Associates, Inc.


Invest With Confidence
T. Rowe Price
Ram Logo

Proxy Information

This proxy material concerns the following T. Rowe Price Portfolios

Limited-Term Bond Portfolio
Prime Reserve Portfolio

Dear T. Rowe Price No-Load Variable Annuity Contract Holder:

You are cordially invited to attend the Annual Meeting of Shareholders of the T. Rowe Price Fixed Income Funds on Thursday, October 15, 1998. Several important issues affecting your funds will be on the agenda, and we ask you to read the enclosed information carefully and register your vote.

The T. Rowe Price Limited-Term Bond Portfolio and T. Rowe Price Prime Reserve Portfolio are holding shareholder meetings to elect directors and to ratify the selection of independent accountants. As a contract holder of the T. Rowe Price No-Load Variable Annuity, you are entitled to vote on matters affecting your investment in the portfolios.

The proposals for you to vote on are the same as for many of the T. Rowe Price mutual funds, so we have combined our discussion into a single proxy statement to reduce fund expenses. If you own more than one fund or portfolio, the combined proxy will also save you the time of reading more than one document. Please note, however, that if you own more than one fund, you must vote on a separate card for each fund.

We realize that it may be difficult for you to attend the meeting and vote your shares in person. HOWEVER, WE DO NEED YOUR VOTE. By voting promptly, you help the portfolios avoid the expense of additional mailings. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person if you wish.

If you would like additional information concerning the matters proposed for action at the meeting, please call 1-800-469-5304. Remember, this is your opportunity to voice your opinion on matters affecting the portfolios. YOUR PARTICIPATION IS EXTREMELY IMPORTANT.

Sincerely,

/s/James S. Riepe
James S. Riepe

Vice Chairman of the Board
T. Rowe Price Associates, Inc.

Invest With Confidence
T. Rowe Price
Ram Logo

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL   Invest With Confidence
--------------------------------------------------   T. Rowe Price
                                                     Ram Logo

CALL TOLL-FREE: 1-888-221-0697 OR BY ACCESSING WWW.PROXYWEB.COM


***CONTROL NUMBER: 999 999 999 999 99***

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET


              Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------


FUND NAME ("Fund")          MEETING TIME:  8:30 A.M. EASTERN TIME THIS PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint James S. Riepe and Patricia S. Butcher as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on October 15, 1998, at 8:30 a.m., ET at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any adjournments of the meeting. Mr. Riepe or Ms. Butcher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Mr. Riepe and Ms. Butcher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Annual Meeting of Shareholders and proxy statement.



                                               PLEASE SIGN, DATE, AND RETURN
                                               PROMPTLY IN ENCLOSED ENVELOPE
                                               IF YOU ARE NOT VOTING BY PHONE
                                               OR INTERNET.

                                               Date_____________________




                                               NOTE:  Please sign exactly as
                                               name appears on this proxy.
                                               Joint owners should each sign
                                               personally. Directors and
                                               other fiduciaries should
                                               indicate the capacity in which
                                               they sign, and where more than
                                               one name appears, a majority
                                               must sign. If a corporation,
                                               this signature should be that
                                               of an authorized officer who
                                               should state his or her title.
                                        _______________________________________


             CONTINUED ON REVERSE SIDE        Signature(s) (and Title(s),
                                                  if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgement.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

           Please fold and detach card at perforation before mailing.

------------------------------------------------------------------------------

             Please vote by checking the appropriate box(es) below.

                                                                      FOR ALL    WITHHOLD
                                                                      NOMINEES   AUTHORITY   FOR ALL EXCEPT

1.   To elect the directors/trustees listed below.                      /  /        /  /          /  /
     Calvin W. Burnett (01)   Anthony W. Deering (02)
     F. Pierce Linaweaver (03)  William T. Reynolds (04)
     James S. Riepe (05) John G. Schreiber (06) M. David Testa (07)
     INSTRUCTION:
     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE, WRITE THE NOMINEE'S NAME
     ON THE SPACE PROVIDED BELOW.
     ___________________________________________________________
                                                                        FOR       AGAINST       ABSTAIN

2.   To ratify the appointment of PricewaterhouseCoopers LLP, as        /  /        /  /          /  /
     independent accountants of the Fund
     for the current fiscal year.

3.   FLORIDA INSURED INTERMEDIATE TAX-FREE                              /  /        /  /          /  /
     FUND AND T. ROWE PRICE TAX-FREE INSURED
     INTERMEDIATE BOND FUND, INC.
     SHAREHOLDERS ONLY.
     To amend the investment objectives of each Fund to
     remove the requirement that each Fund's total assets be
     invested primarily in insured bonds.

4.   T. ROWE PRICE NEW INCOME                                           /  /        /  /          /  /
     FUND, INC. AND T. ROWE PRICE TAX-
     EXEMPT MONEY FUND, INC.
     SHAREHOLDERS ONLY.
     To amend each Fund's Articles of Incorporation to authorize creating different classes and series and to conform the provisions describing classes and series to those standard for other
     T. Rowe Price funds.

                            PLEASE SIGN ON REVERSE SIDE

Voting Your Proxy: It's Easier Than Ever

The enclosed proxy discusses matters affecting your T. Rowe Price fund. IT'S IMPORTANT TO VOTE on these issues, and voting promptly can save money for your fund by making a second mailing unnecessary.


In addition to the option of mailing the proxy card back to us, we can now offer you TWO OTHER WAYS TO VOTE - by touch-tone telephone and by computer via the Internet. Using either SAVES TIME for you and HELPS REDUCE YOUR FUND'S EXPENSES.



So after you've read the proxy information about your fund, but BEFORE you sign, seal, and mail the proxy card, consider voting either by telephone or by computer via the Internet.


Graphic of telephone


By touch-tone telephone:
 . have the proxy card handy
 . call 1-888-221-0697 toll free

 . enter the 14-digit control number found in the upper left corner of your proxy card
 . follow the simple recorded instructions


Graphic of computer screen
By COMPUTER via the Internet:
 . have the proxy card handy
 . go to the Website WWW.PROXYWEB.COM
 . enter the 14-digit control number found in the upper left corner of your proxy card
 . follow the instructions on the screen

If you vote by computer or telephone, you do not need to mail the proxy card.

Thank you.

T. Rowe Price
Ram logo
T. Rowe Price Investment Services, Inc., Distributor.

                        MANAGEMENT INFORMATION SERVICES
                      PROPOSED SCRIPT FOR TELEPHONE VOTING
                      T. ROWE PRICE - OCTOBER 15 MEETINGS

OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

"Welcome. Please enter the control number located beneath the toll-free telephone number on the upper portion of your proxy card."

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

"Please enter the last four digits of your tax ID number."

WHEN SHAREHOLDER ENTERS THE LAST FOUR DIGITS OF HIS/HER TAX ID NUMBER, HE/SHE WILL HEAR:

"To vote as your T. Rowe Price Fund's Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."


OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

"Your votes have been canceled. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.





OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE ON EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

"Enter the two digit number that appears next to the nominee you DO NOT wish to vote for."

AND THEN,

"Press 1 to withhold from another nominee or Press 0 if you have completed voting for Directors."

WHEN THE SHAREHOLDER HAS FINISHED VOTING FOR DIRECTORS, HE/SHE WILL HEAR:

"Proposal 2:    To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

THIS WILL BE FOLLOWED IN THE SAME MANNER FOR PROPOSALS 3 AND 4. NOTE: IF THE SHAREHOLDER IS IN A FUND TO WHICH EITHER OR BOTH PROPOSALS DO NOT APPLY, HE/SHE WILL HEAR:

"Not applicable. Your fund is not seeking a vote for this proposal."

WHEN THE SHAREHOLDER HAS FINISHED VOTING, HE/SHE WILL HEAR:

"Your votes have been cast as follows: Proposal 1: (VOTE IS GIVEN), Proposal 2 (VOTE IS GIVEN) Proposal 3 (VOTE IS GIVEN ONLY IF PROPOSAL APPLIES TO THE FUND), Proposal 4 (VOTE IS GIVEN ONLY IF PROPOSAL APPLIES TO THE FUND). If this is correct, press 1. If incorrect, press 0."

IF THE SHAREHOLDER INDICATES THAT VOTE IS CORRECT, HE/SHE IS GIVEN THE OPPORTUNITY TO VOTE ANOTHER PROXY OR TERMINATE THE CALL. IF SHAREHOLDER DESIRES TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.






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